UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2024

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission File Number)	(IRS Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Lockheed Martin Corporation (the “Company”) held its Annual Meeting of Stockholders on May 2, 2024. Of the 240,495,447 shares outstanding and entitled to vote (as of the February 26, 2024 record date), 208,571,343 shares were represented at the meeting, or an 86.73% quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:
Proposal 1 - Election of Directors
Stockholders elected 11 individuals to the Board of Directors of the Company to serve as directors until the Annual Meeting of Stockholders in 2025 and until their successors have been duly elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
David B. Burritt	158,643,116	11,861,594	2,641,311	35,425,322
Bruce A. Carlson	160,050,392	10,589,831	2,505,798	35,425,322
John M. Donovan	165,727,483	4,776,702	2,641,836	35,425,322
Joseph F. Dunford, Jr.	161,181,497	9,378,343	2,586,181	35,425,322
Thomas J. Falk	164,596,888	5,912,231	2,636,902	35,425,322
Ilene S. Gordon	166,218,714	4,362,440	2,564,867	35,425,322
Vicki A. Hollub	159,921,619	10,618,158	2,606,244	35,425,322
Jeh C. Johnson	160,148,696	10,499,002	2,498,323	35,425,322
Debra L. Reed-Klages	159,719,956	10,827,616	2,598,449	35,425,322
James D. Taiclet	164,050,812	6,999,655	2,095,554	35,425,322
Patricia E. Yarrington	166,418,124	4,153,352	2,574,545	35,425,322
Proposal 2 - Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)
Stockholders approved Proposal 2.

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,832,361	11,764,593	3,549,067	35,425,322
Proposal 3 - Ratification of the Appointment of Ernst & Young LLP as our Independent Auditors for 2024
Stockholders approved Proposal 3.

Votes For	Votes Against	Abstentions
201,579,678	5,302,004	1,689,583
Proposal 4 - Stockholder Proposal Requesting a Report on Alignment of Political Activities with Human Rights Policy
Stockholders did not approve Proposal 4.

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,887,780	148,368,277	3,889,964	35,425,322
Proposal 5 - Stockholder Proposal Requesting a Report on Reducing Full Value Chain GHG Emissions
Stockholders did not approve Proposal 5.

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,315,388	114,519,361	4,311,272	35,425,322
Proposal 6 - Stockholder Proposal Requesting Reduction in Threshold to Call Special Stockholder Meetings
Stockholders did not approve Proposal 6.

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,466,178	105,617,090	3,062,753	35,425,322

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: May 2, 2024	By:	/s/ John E. Stevens
John E. Stevens
Vice President and Associate General Counsel